Exhibit 99.1

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights Favorable demographics and attractive industry fundamentals Strong growth in same-store community net income Acquisition opportunities in highly fragmented industry Existing infrastructure results in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

Company Overview Owns and/or operates 64 communities in 23 states No. of Communities Resident Capacity Resident Capacity Resident Capacity Resident Capacity No. of Communities IL AL SN Total Wholly Owned 25 3,578 298 50 3,926 JV Ownership/Mgmt. 12 454 952 - 1,406 Leased 24 2,508 1,082 120 3,710 Management Only 3 502 - - 502 Total 64 7,042 2,332 170 9,544 Percentage 74% 24% 2% 100%

Senior Living Industry Favorable Demographics 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ 16.6 17.9 18.5 19.6 22.3 27 32.6 Population Age 85+ 4.2 4.9 5.8 6.4 6.7 7.4 8.9 Source: U.S. Census Bureau

Senior Living Industry Source: National Investment Center / American Seniors Housing Association Seniors Housing Construction Trends Report 2006 AL IL SN 0.21 0.23 0.56 • Number of Units/Beds (1,439,543 units/beds) Seniors Housing Supply in the 75 Largest Metro Markets

Favorable Supply Trends Source: National Investment Center / American Seniors Housing Association Seniors Housing Construction Trends Report, 2006 & NIC Key Financial Indicators 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Total units 45583 50667 65879 35305 28964 21495 28696 32184 32138 32100 Total Units and Industry Occupancy Percentages CAGR of 1.3%

Source: National Investment Center for the Seniors Housing & Care Industry Note: Q1 2005 data not available Senior Living Industry Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Independent Living 0.1 0.099 0.104 0.103 0.1 0.091 0.094 0.091 0.082 0.082 0.085 0.082 0.083 0.077 0.077 Assisted Living 0.109 0.114 0.114 0.11 0.109 0.108 0.109 0.105 0.092 0.093 0.089 0.089 0.087 0.092 0.087 Senior Housing Capitalization Rates 2003 2004 2005 2006

The Capital Advantage: Senior Living Options Spacious apartments with a variety of floor plans Restaurant-style dining 24-hour staffing Social events, recreational activities, educational programs and outings Scheduled transportation Housekeeping and linen service On-site beauty salon and barber shop Individual climate control 24-hour emergency call system Library with on-line computers Fitness center/Exercise room Private dining room for special occasions Guest suite for visiting family and friends Independent Living Service and Amenities include:

The Capital Advantage: Senior Living Options Three delicious meals daily and snacks Medication reminders Assistance with activities of daily living such as bathing, dressing and grooming 24-hour on-site staff Emergency call systems Resident "well-being" checks Scheduled entertainment & activities Scheduled transportation Housekeeping & personal laundry Reminders / cueing for incontinence Respite Care Program that includes furnished apartment Assisted Living Service and Amenities include:

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

The Capital Advantage: High-Quality Communities

? Wholly Owned (25) ? JV Ownership/Managed (12) ? Leased (24) ? Management Only (3) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? SW Region Duane Ness (14) Linda McAlister (11) Midwest Region Mark West (21) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Dallas Region Carole Burnell (10) Rob Goodpaster (31) ? ? ? ? ? The Capital Advantage: Established National Platform Texas Region Greg Boemer (15) Lynda Warren (27) (Parenthetical indicates years of experience in industry.) Central Plains Region Kevin Wilbur (10) Marla Rhoads (15) Western Region Lesley Tejada (29) Gary Fernandez (10) Eastern Region Gary Vasquez (27) Tina Tedford (19) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

The Capital Advantage: 168 Years of Management Experience (Parenthetical indicates years of experience in industry.) James A. Stroud Chairman (22) Lawrence A. Cohen Vice-Chairman/CEO (22) Keith N. Johannessen President/COO (28) Rob L. Goodpaster VP Marketing (31) David W. Beathard VP Operations (33) Glen H. Campbell VP Development (32)

The Capital Advantage: Proven Track Record Stabilized Operating Results Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Occupancy 1 90.6% 92.0% 88.5% Operating Margins 2,3 47.0% 46.2% 38.5% First Quarter 2007 CSU and Fourth Quarter 2006 NIC Key Financial Indicators Before property taxes, insurance and management fees First Quarter 2007 CSU and from The State of Seniors Housing 2006 by the American Seniors Housing Association (ASHA)

The Capital Advantage: Proven Track Record Communities Under Management Same Store Analysis Source: 2005 - 2006 CSU; The State of Seniors Housing 2006 by the American Seniors Housing Association (ASHA) Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Revenues 7.3% 6.8% 6.9% Operating Expenses 2.9% 3.9% 5.8% NOI 15.2% 17.8% 8.4% Occupancy 0.9% 2.2% 2.6%

Yearly Median Increases in Resident Revenue Year Independent Living Independent Living Assisted Living Assisted Living Year Existing Residents New Residents Existing Residents New Residents 2005 4% 4.6% 5% 5% 2004 4% 4% 5% 5% 2003 4% 4% 5% 5% 2002 4% 5% 4% 5% 2001 4% 5% 5% 5% 2000 4.5% 5% 5% 5.5% 1999 4% 5% 4% 4.5% 1998 4% 4% 3.5% 5% 1997 4% 4% 4% 5% 1996 3.5% 4% 3.5% 5% 1995 3.5% 4% 4% 5% Source: ASHA The State of seniors Housing 2006

Operating Leverage from Achieving 93% Occupancy in Consolidated Communities $7.0 Million $8.3 Million $166.8 Million Annualized revenue as of March 2007 Effect of a 5% increase in average rents Effect of achieving 93% average occupancy Incremental Revenue $15.3M Incremental EBITDAR $11.5M (at 75% margin)

2006 Accomplishments Full year 2006 comparisons versus the prior year: Revenues of $159.1 million increased $32.7 million or 26 percent EBITDAR of $40.6 million increased $14.5 million or 56 percent EBITDAR margin of 25.5 percent improved 490 basis points from prior year Cash earnings of $12.4 million, or $0.48 per share, increased $3.9 million, or $0.15 per share. Achieved 95% approval rating from Residents' Satisfaction Survey

2006 Accomplishments Acquired eight communities for a total value of $85.0 million in two joint ventures with GE Healthcare Financial Services Executed 12 acquisition/lease transactions with REIT's for a total value of $131.0 million. Expected to increase annual revenues by $32.0 million and EBITDAR by $13.0 million Completed sale/leaseback transactions on 4 communities valued at $83.0 million. Total gains of $27.3 million and cash proceeds of $35.7 million. Refinanced $143.0 million of debt at rates which are either fixed or capped at a blended rate of 6.5%. Annual interest savings of $3.8 million. Retired $56.0 million of debt, resulting in an annual interest savings of $3.7 million

Example of Lease Economics Year 1 Year 2 $ Increase % Increase Revenue $5,000,000 $5,300,000 $300,000 6.0% Operating Expense $3,000,000 $3,120,000 $120,000 4.0% EBITDAR $2,000,000 $2,180,000 $180,000 9.0% Lease Expense $1,600,000 $1,640,000 $40,000 2.5% EBITDA $400,000 $540,000 $140,000 35.0%

Growth Strategies: Joint Ventures Joint venture partners Blackstone Real Estate Advisors GE Healthcare Financial Services Prudential Real Estate Investors Seeking additional acquisitions of senior housing communities Co-invest with joint venture partners to participate in economics: 5% - 15% Capital Senior Living 95% - 85% JV Partners Earn management fees, return on equity investment and potential additional incentives

Joint Ventures: Benefits of Financial Leverage 75% Debt / 25% Equity 75% Debt / 25% Equity 70% Debt / 30% Equity 70% Debt / 30% Equity Cap Rate 8.0% 9.0% 8.0% 9.0% Interest Rate 6.00% 6.00% 6.00% 6.00% ROE 14.0% 18.0% 12.7% 16.0% ROE with 25-year amortization 8.5% 12.5% 8.4% 11.8%

Example of Joint Venture Economics Venture CSU Partner NOI $ 8,000,000 Cap Rate 8% Purchase Price $100,000,000 Debt $ 75,000,000 Equity $ 25,000,000 $2,500,000 $22,500,000 Revenues $ 25,000,000 Mgt. Fees (5%) $1,250,000 ROE (14.0%) $ 350,000 $ 3,150,000 Total First Year Return $1,600,000 $ 3,150,000 Total Return % 64% 14%

Example of Enhancing Shareholder Value $100 Million of Lease Acquisitions $100 Million of Joint Venture Acquisitions 93% Occupancy in Consolidated Communities Revenue $25.0 $1.3 $15.3 (a) EBITDAR $10.0 $1.3 $11.5 (b) Lease Expense $8.0 - - Implied CSU Equity Value Per Share (at 26.6M shares) (c) $2.07 $0.66 $5.84 Including effect of 5.0% increase in average rents Incremental Margin of 75% EBITDAR multiple of 13.5; Rent multiple of 10 (Incremental Effects in Millions)

Income Statement: Q1 Comparison 2007 2006 (in millions, except per share) (in millions, except per share) Resident & Health Care Revenue $41.3 $31.4 Other Revenue 4.9 5.2 Total Revenues $46.2 $36.6 Operating Expenses 29.7 24.7 General & Administrative Expenses 3.4 3.1 Lease Costs Depreciation & Amortization 6.5 2.8 2.1 3.3 Total Expenses $42.4 $33.2 Income from Operations 3.8 3.4 Other Income/(Expense) (2.2) (4.9) Taxes & Minority Interests (0.6) 0.5 Net Income Earnings Per Share Cash Earnings Per Share $1.0 $0.04 $0.14 ($1.0) ($0.04) $0.09 • 2007 and 2006 excludes write-off of deferred loan costs; 2007 excludes gain on land sale and 2006 excludes gain on sale of treasury rate lock

Balance Sheet ASSETS ASSETS Cash and Securities $ 20.5 Other Current Assets 19.2 Total Current Assets 39.7 Fixed Assets 312.3 Other Assets 36.3 TOTAL ASSETS $388.3 As of March 31, 2007 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 22.9 Long-Term Debt 194.5 Other Liabilities 25.5 Total Liabilities 242.9 Stockholders' Equity 145.4 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $388.3